OCTOBER 2001 AMENDMENT TO THE LETTER
                        OF CREDIT REIMBURSEMENT AGREEMENT
                        ---------------------------------

     OCTOBER 2001 AMENDMENT TO THE LETTER OF CREDIT REIMBURSEMENT AGREEMENT (this "Amendment"), dated as of October 26, 2001, among Palomino Park Public Improvements Corporation, a Colorado nonprofit corporation (the "Bond Issuer"), Wellsford Real Properties, Inc., a Maryland corporation ("WRP"), and Commerzbank AG, acting through its New York Branch (the "Bank"). All capitalized terms defined in the hereinafter defined Letter of Credit Agreement shall have the same meaning when used herein unless otherwise defined herein.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Bond Issuer, WRP and the Bank are parties to a Letter of Credit Reimbursement Agreement dated as of June 16, 2000 (as in effect on the date hereof, the "Letter of Credit Agreement"); and

     WHEREAS, the Bond Issuer, WRP and the Bank desire to amend the Letter of Credit Agreement as hereinafter provided; and

     WHEREAS,   ERP  Operating   Limited   Partnership,   an  Illinois   limited
partnership, has guaranteed certain obligations of the Account Parties incurred or to be incurred pursuant to the Letter of Credit Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Amendment to the Letter of Credit  Agreement.  Section 1.1 of the Letter
of  Credit   Agreement   is  hereby   amended  by  deleting   the  defined  term
"Shareholder's Equity" in its entirety and replacing it with the following:

          "Shareholder's Equity" means, at any date, the total consolidated shareholder's equity of WRP and its Subsidiaries, determined in conformity with generally accepted accounting principles consistently applied, but in any event including as equity the aggregate principal amount of the Debentures outstanding at the time of any determination thereof.

     2. Representations and Warranties. In order to induce the Bank to enter into this Amendment, each of the Bond Issuer and WRP hereby represents and warrants that:

     (a) no Default or Event of Default exists or will exist as of the date hereof or after giving effect to this Amendment; and

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     (b) as of the date hereof,  and after giving effect to this Amendment,  all representations, warranties and agreements of the Bond Issuer and WRP contained in the Letter of Credit Agreement will be true and correct in all material respects.

     3.  GOVERNING  LAW. THIS  AMENDMENT AND THE RIGHTS AND  OBLIGATIONS  OF THE
PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISIONS THEREOF.

     4. Effectiveness. This Amendment shall be effective as of the date hereof.

     5. Agreement Not Otherwise Amended. This Amendment is limited precisely as written and shall not be deemed to be an amendment, consent, waiver or modification of any other term or condition of the Letter of Credit Agreement or any of the instruments or agreements referred to therein, or prejudice any right or rights which the Bank may now have or may have in the future under or in connection with the Letter of Credit Agreement or any of the instruments or agreements referred to therein. Except as expressly modified hereby, the terms and provisions of the Letter of Credit Agreement shall continue in full force and effect. Whenever the Letter of Credit Agreement is referred to in the Letter of Credit Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith (including, without limitation, the Letter of Credit or the Guaranty), it shall be deemed to be a reference to the Letter of Credit Agreement as modified hereby.

     6.   Counterparts.   This   Amendment  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                         PALOMINO PARK PUBLIC IMPROVEMENTS CORPORATION

                                    By /s/ David M. Strong
                                       -------------------------------
                                      Name:  David M. Strong
                                      Title: President

                         WELLSFORD REAL PROPERTIES, INC.

                                    By /s/ James J. Burns
                                       -------------------------------
                                      Name:  James J. Burns
                                      Title: Senior Vice President

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                         COMMERZBANK AG, NEW YORK BRANCH

                                    By /s/ Douglas Traynor
                                       -------------------------------
                                      Name:  Douglas Traynor
                                      Title: Senior Vice President

                                    By /s/ David Buettner
                                       -------------------------------
                                      Name:  David Buettner
                                      Title: Assistant Vice President

Acknowledged, agreed and consented to:

ERP OPERATING LIMITED PARTNERSHIP

By   EQUITY RESIDENTIAL PROPERTIES
       TRUST, General Partner

By /s/ Robert Tanaka
   -------------------------------
  Name:  Robert Tanaka
  Title: Authorized Signator

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